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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                        1-15615                 36-1433610
(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois            60606
     (Address of Principal Executive Offices)                (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing
                  Rule or Standard; Transfer of Listing.

         The common stock of Whitehall Jewellers, Inc. (the "Company") was suspended from trading on the New York Stock Exchange (the "NYSE") prior to the opening of trading on Friday, October 28, 2005. As previously announced, the decision was reached in view of the fact that the Company was not in compliance with the NYSE continued listing standards because its average market capitalization had been less than $25 million over a consecutive 30 trading-day period.

         Beginning on October 28, 2005, the Company's common stock will be quoted in the Pink Sheets under the symbol "jwlr". The Company may also seek quotation of its common stock on the OTC Bulletin Board.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WHITEHALL JEWELLERS, INC.
                                              (Registrant)


                                        By:  /s/ John R. Desjardins
                                             -------------------------------
                                                John R. Desjardins
                                                Executive Vice President
                                                and Chief Financial Officer
Date:  October 28, 2005